UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: September 30

Date of reporting period: June 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FORM N-Q

JUNE 30, 2014

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 89.4%
CONSUMER DISCRETIONARY - 17.4%
Automobiles - 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,140,000	$1,293,900
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	530,000	581,675	(a)

Total Automobiles				1,875,575

Diversified Consumer Services - 0.4%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,280,000	1,420,800
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	920,000	970,600	(a)

Total Diversified Consumer Services				2,391,400

Hotels, Restaurants & Leisure - 4.7%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	980,000	980,000	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	269,046	269,907	(b)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,524,083	1,506,861	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	260,000	277,875
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	440,000	409,200	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	740,000	680,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	2,490,000	2,094,712
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	510,000	550,800	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,400,000	1,583,750
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,710,000	1,842,525	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	760,000	790,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,320,000	1,428,900	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	445,000	2,781	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	840,000	861,000	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,630,000	1,727,800	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	750,000	798,750	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,598,000	3,975,790	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,590,000	1,772,850
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,710,000	1,795,500	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	267,000	292,365	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,916,000	2,148,650

Total Hotels, Restaurants & Leisure				25,791,216

Household Durables - 1.5%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,980,000	2,121,075	(a)(c)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,330,000	1,426,425
Weyerhaeuser Real Estate Co., Senior Notes	4.375%	6/15/19	1,030,000	1,036,437	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,520,000	1,708,100
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,800,000	1,845,000	(a)

Total Household Durables				8,137,037

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - 7.6%
Altice SA, Senior Secured Notes	7.750%	5/15/22	2,490,000		$2,664,300	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	530,000		579,025
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,000,000		3,255,000
Clear Channel Communications Inc., Senior Notes	10.000%	1/15/18	1,110,000		1,079,475	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	450,000		482,625
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	500,000		551,875
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		20,275
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,085,000		1,291,150
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,020,000		2,307,850
DISH DBS Corp., Senior Notes	5.000%	3/15/23	70,000		71,488
Gibson Brands Escrow Corp., Senior Secured Notes	8.875%	8/1/18	390,000		403,163	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	990,000		1,023,412	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		265,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000		2,145,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,536,033		1,781,798	(a)(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	2,130,000		2,217,862	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,760,000		3,029,100	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,490,000		1,912,773
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	678,000		859,989
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,320,000		1,470,150	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,530,100	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	770,000		850,850	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	217,000		241,141	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	2,030,000	EUR	3,043,749	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,500,000	EUR	3,645,694	(k)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,890,000		3,150,100	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,620,000		1,628,100	(a)

Total Media					41,501,044

Multiline Retail - 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	330,000		343,200
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,530,000		1,675,350	(a)(c)

Total Multiline Retail					2,018,550

Specialty Retail - 2.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,220,000		1,300,825
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,180,000		2,223,600	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,530,000		3,318,200	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	730,000		813,950	(a)
Men’s Wearhouse Inc., Senior Notes	7.000%	7/1/22	620,000		644,800	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	280,000		286,650	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,090,000		2,146,639	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,160,000		1,233,950	(a)

Total Specialty Retail					11,968,614

Textiles, Apparel & Luxury Goods - 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	1,090,000		1,095,450	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	810,000		842,400	(a)

Total Textiles, Apparel & Luxury Goods					1,937,850

TOTAL CONSUMER DISCRETIONARY					95,621,286

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 3.3%
Beverages - 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	$887,650	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,230,000	1,380,675	(a)

Total Beverages				2,268,325

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,640,000	1,613,350	(a)

Food Products - 2.1%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,395,000	1,524,038
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,570,000	1,591,587	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,510,000	1,513,775	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	1,070,000	1,083,375	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,190,000	3,433,237	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,380,000	1,462,800	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	813,000	856,699	(a)

Total Food Products				11,465,511

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	580,000	630,025

Media - 0.1%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	330,000	339,900	(a)

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,500,000	1,537,500

TOTAL CONSUMER STAPLES				17,854,611

ENERGY - 14.2%
Energy Equipment & Services - 2.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	760,000	814,150
CGG, Senior Notes	7.750%	5/15/17	138,000	140,415
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	490,000	499,800	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,130,000	1,161,075	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,240,000	1,295,800
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	840,000	926,100	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,230,000	1,306,875	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	1,560,000	1,556,100	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,090,000	1,133,600	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,290,000	1,348,050	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,030,000	1,104,675	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,494,900
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,390,000	1,461,238	(a)

Total Energy Equipment & Services				14,242,778

Oil, Gas & Consumable Fuels - 11.6%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,880,000	1,433,500
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	501,725
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,530,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	2,310,000	2,367,750	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	360,000	388,800
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	770,000	848,925
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	550,000	640,750

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 11.6% (continued)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,360,000	$1,530,000
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,120,000	1,282,400
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,550,000	1,685,625
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,827,176	2,742,361	(a)(c)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,040,000	1,133,600
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	680,000	765,779	(f)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	980,000	1,060,850
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,180,000	2,430,918	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,520,000	1,666,300
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,030,000	2,192,400
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,390,000	1,546,375
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	550,000	558,250	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	154,126	(k)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,300,000	2,553,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	182,000	197,470
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,620,000	2,895,100	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,690,000	1,343,550	(e)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	900,000	978,750	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,150,000	1,213,250
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,490,000	1,504,900
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,540,000	1,651,650	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	710,000	757,499
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	58,163
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,220,000	1,262,700
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,310,000	1,408,250
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	162,000	184,883
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	421,500	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	2,200,000	2,238,500
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,250,000	1,282,812	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	940,000	954,100	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	210,000	230,738	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,270,000	1,325,562	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	3,360,000	3,557,400	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,970,000	2,147,300	(a)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,270,000	1,314,450	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	170,000	185,300
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	930,000	999,750	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	560,000	571,200	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	630,000	689,850
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,593,663
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	850,000	914,812	(a)

Total Oil, Gas & Consumable Fuels				63,896,636

TOTAL ENERGY				78,139,414

FINANCIALS - 9.2%
Banks - 4.6%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	800,000	770,000	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,930,000	2,680,162	(a)

Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000	2,288,000
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	650,000	665,025	(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,660,000	1,969,175	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,680,000	2,738,917	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	630,000	645,750	(f)(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - 4.6% (continued)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,790,000		$1,819,866	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,210,000		1,470,150	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	950,000		958,978
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,611,853
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,160,000		1,180,138
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000		448,200
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,480,000	AUD	2,814,543	(a)(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,100,000		1,160,166	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,820,000		1,936,025	(f)(g)

Total Banks					25,156,948

Capital Markets - 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,210,000		1,460,299

Consumer Finance - 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		1,716,675
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	830,000	EUR	1,194,186	(k)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,110,000		1,314,656
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,150,000		1,332,563
SLM Corp., Senior Notes	6.125%	3/25/24	230,000		233,738
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	640,000		673,600	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	570,000		607,050	(a)

Total Consumer Finance					7,072,468

Diversified Financial Services - 1.8%
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	520,000		531,700	(a)(c)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		889,700
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		116,438
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,200,000		4,982,250
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,860,000		2,301,750
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,000,000		1,082,500	(a)(f)

Total Diversified Financial Services					9,904,338

Insurance - 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,565,000		1,946,121
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	850,000		915,875	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	900,000		1,066,500	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	650,000		810,875	(a)

Total Insurance					4,739,371

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,130,000		2,289,750	(a)

TOTAL FINANCIALS					50,623,174

HEALTH CARE - 5.3%
Health Care Equipment & Supplies - 1.1%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,710,000		1,804,050
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	830,000		850,750	(a)(c)

Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,970,000		3,096,225

Total Health Care Equipment & Supplies					5,751,025

Health Care Providers & Services - 3.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	864,000		1,036,800
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	720,000		759,600
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,390,000		2,623,025
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,330,000		1,443,050
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	2,050,000		2,265,250

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 3.8% (continued)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	$317,800	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,060,000	2,229,950	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,724,000
HCA Inc., Senior Secured Notes	7.250%	9/15/20	460,000	493,925
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,580,000	2,757,375
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,480,000	1,716,800
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,330,000	1,446,375

Total Health Care Providers & Services				20,813,950

Pharmaceuticals - 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,450,000	1,506,187	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	810,000	870,750	(a)

Total Pharmaceuticals				2,376,937

TOTAL HEALTH CARE				28,941,912

INDUSTRIALS - 14.1%
Aerospace & Defense - 1.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,100,000	2,178,750	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,010,000	1,128,988
Erickson Inc., Secured Notes	8.250%	5/1/20	2,483,000	2,563,698
GenCorp Inc., Secured Notes	7.125%	3/15/21	760,000	834,100
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	710,000	729,525	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	2,460,000	2,530,725	(a)

Total Aerospace & Defense				9,965,786

Airlines - 0.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	560,000	582,512	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	615,496	670,890	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	648,863	759,169
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	315,355	367,389
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	437,507	457,194
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	107,440	120,871
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	740,000	791,800

Total Airlines				3,749,825

Building Products - 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,020,000	1,022,550	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	600,000	648,000	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	550,000	588,500	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	106,750	(a)

Total Building Products				2,365,800

Commercial Services & Supplies - 2.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	390,000	411,938	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	860,000	983,625	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,280,000	3,517,800
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	810,000	905,175
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,423,000	1,561,742	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	891,000	977,872	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,608,000	2,940,520

Total Commercial Services & Supplies				11,298,672

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction & Engineering - 1.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,240,000	$1,162,500	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,580,000	1,587,900	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,870,000	2,000,900	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,510,000	1,593,050	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	260,000	257,400	(a)

Total Construction & Engineering				6,601,750

Electrical Equipment - 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,111,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	930,000	995,100	(a)

Total Electrical Equipment				2,106,900

Industrial Conglomerates - 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,290,000	1,394,813

Machinery - 1.3%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	610,000	658,800	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,820,000	3,038,550	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	550,000	580,250	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000	1,442,700
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	890,000	1,001,250	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	270,000	288,225	(a)(c)

Total Machinery				7,009,775

Marine - 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,844,724	1,724,817	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	948,000	953,925
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,510,000	1,585,500	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,240,000	1,348,500

Total Marine				5,612,742

Professional Services - 0.2%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	1,190,000	1,204,875	(a)

Road & Rail - 1.9%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,290,000	1,399,650	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,910,000	2,026,987	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	950,000	1,005,813	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,450,000	2,704,187	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	860,000	879,350	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,301,000	2,473,575

Total Road & Rail				10,489,562

Trading Companies & Distributors - 0.7%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,340,000	1,470,650	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	720,000	742,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,620,000	1,798,200

Total Trading Companies & Distributors				4,011,350

Transportation - 1.8%
CMA CGM, Senior Notes	8.500%	4/15/17	2,810,000	2,915,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - 1.8% (continued)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000		$1,831,750	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,980,000		2,059,200	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,750,000		1,785,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,320,000		1,353,000	(a)

Total Transportation					9,944,325

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	870,000		918,394	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	520,000		561,600	(a)

Total Transportation Infrastructure					1,479,994

TOTAL INDUSTRIALS					77,236,169

INFORMATION TECHNOLOGY - 2.8%
Internet Software & Services - 0.5%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	190,000		197,363	(a)(c)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,070,000		1,259,925
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	990,000		1,082,812

Total Internet Software & Services					2,540,100

IT Services - 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,410,000		1,438,200	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	590,000		649,000	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,310,000		2,849,963
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,545,000		1,840,481
Interactive Data Corp., Senior Notes	5.875%	4/15/19	830,000		846,600	(a)

Total IT Services					7,624,244

Software - 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	720,000		772,200	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,240,000		1,280,300	(a)

Total Software					2,052,500

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,750,000		3,005,029

TOTAL INFORMATION TECHNOLOGY					15,221,873

MATERIALS - 9.4%
Chemicals - 0.7%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	770,000		793,100	(a)(c)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,048,000	EUR	1,525,304	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	649,870	(k)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	495,139	(k)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	300,000		321,750

Total Chemicals					3,785,163

Construction Materials - 0.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		151,200	(k)

Containers & Packaging - 2.5%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,240,000		1,283,400	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,257,125	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	808,983	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	480,000		493,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - 2.5% (continued)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	2,170,000		$2,403,275	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	254,118		264,282	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,520,000		1,573,200	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	680,000		682,550	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,780,000		1,913,500	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,230,000		2,430,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	280,000		293,300

Total Containers & Packaging					13,403,515

Metals & Mining - 5.0%
ArcelorMittal, Senior Notes	5.000%	2/25/17	810,000		859,613
ArcelorMittal, Senior Notes	6.000%	3/1/21	465,000		505,106
ArcelorMittal, Senior Notes	6.750%	2/25/22	340,000		382,500
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	1,000,000		995,000	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,300,000		1,283,750	(a)
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,540,000		1,578,383
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,850,000		1,868,500
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	1,340,000		1,360,100	(a)
Evraz Group SA, Notes	9.500%	4/24/18	100,000		108,125	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		108,125	(k)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,210,000		2,414,425	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,570,000		690,800	(a)(d)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,340,000		321,600	(a)(d)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,130,000		1,045,250
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	1,280,000		1,449,600	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,260,000		2,384,300	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	30,000		33,600
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,040,000		2,187,900
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	880,000		931,700	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,050,000	EUR	1,516,842	(a)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,980,000		1,648,350	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	610,000		654,225	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	270,000		289,575	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,050,000		1,191,750
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	990,000		1,126,125
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		77,842
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		75,619
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		212,500	(a)

Total Metals & Mining					27,301,205

Paper & Forest Products - 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,480,000		3,475,650	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,910,000		1,890,900
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,070,000		1,131,525

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 1.2% (continued)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	232,000	$212,860

Total Paper & Forest Products				6,710,935

TOTAL MATERIALS				51,352,018

TELECOMMUNICATION SERVICES - 9.8%
Diversified Telecommunication Services - 6.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	129,000	132,548	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,350,000	2,458,687
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,660,000	1,780,350	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	3,380,000	3,375,775
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,750,000	2,970,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	670,000	736,163
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	130,000	142,675
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,350,000	2,643,750
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	630,000	677,250	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	480,000	526,800
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,870,000	2,131,800
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	142,597	(k)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	461,175	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,830,000	2,051,745
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,610,000	1,663,822	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	211,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,742,529	3,873,031	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,330,000	4,708,875
Windstream Corp., Senior Notes	6.375%	8/1/23	2,910,000	2,960,925

Total Diversified Telecommunication Services				33,649,468

Wireless Telecommunication Services - 3.6%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,900,000	2,943,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,335,000	6,188,600
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	200,000	218,250
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,770,000	3,365,550	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,860,000	3,188,900	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,455,000	1,562,306
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	560,000	606,900
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	400,000	433,000
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	216,750	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,200,000	1,192,500	(a)

Total Wireless Telecommunication Services				19,916,256

TOTAL TELECOMMUNICATION SERVICES				53,565,724

UTILITIES - 3.9%
Electric Utilities - 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,200,000	4,683,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	612,109	645,775
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,220,000	2,414,250
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	710,669	730,212	(e)

Total Electric Utilities				8,473,237

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	82,286
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,330,000	1,423,100

Total Gas Utilities				1,505,386

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 2.1%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000	$1,010,400
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	176,000	191,840	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,303,000	1,459,360	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	111,483	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	380,000	0	(b)(d)(h)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,680,000	2,874,300	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,720,000	1,849,000	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	126,956	136,636
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,303,832	3,725,071

Total Independent Power and Renewable Electricity Producers				11,358,090

TOTAL UTILITIES				21,336,713

TOTAL CORPORATE BONDS & NOTES (Cost - $458,023,618)				489,892,894

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $524,956)	2.376%	4/20/35	757,767	658,328	(f)

CONVERTIBLE BONDS & NOTES - 0.2%
MATERIALS - 0.2%
Metals & Mining - 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost - $1,079,000)	9.500%	6/20/19	1,079,000	1,079,000	(a)(b)(d)

SENIOR LOANS - 2.5%
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,290,000	1,312,575	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,335,000	1,488,525	(i)(j)

Total Hotels, Restaurants & Leisure				2,801,100

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	620,000	533,716	(i)(j)

TOTAL CONSUMER DISCRETIONARY				3,334,816

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	550,000	534,188	(i)(j)

HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	1,090,000	1,101,581	(i)(j)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	1,170,000	1,164,150	(d)(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,350,000	1,358,438	(i)(j)

TOTAL HEALTH CARE				3,624,169

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,180,000	2,215,425	(i)(j)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	980,000	1,015,934	(i)(j)

UTILITIES - 0.6%
Independent Power and Renewable Electricity Producers - 0.6%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/10/16	3,055,640	3,079,703	(i)(j)

TOTAL SENIOR LOANS (Cost - $13,507,521)				13,804,235

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SOVEREIGN BONDS - 0.2%
Colombia - 0.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000	$122,250

Turkey - 0.1%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	14,007
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	445,331

Total Turkey				459,338

Venezuela - 0.1%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	12,060
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	386,000	366,507	(k)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	53,000	44,917
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	16,000	12,400

Total Venezuela				435,884

TOTAL SOVEREIGN BONDS (Cost - $953,884)				1,017,472

			SHARES
COMMON STOCKS - 2.4%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			59,456	1,025,021

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			86,730	173,460	*(b)(d)

TOTAL CONSUMER DISCRETIONARY				1,198,481

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			275,927,431	2,279,161	*(b)(d)

FINANCIALS - 0.9%
Banks - 0.8%
Citigroup Inc.			64,503	3,038,092
JPMorgan Chase & Co.			24,776	1,427,593

Total Banks				4,465,685

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			10,723	404,364	*

TOTAL FINANCIALS				4,870,049

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc.			16,100	772,800	*(b)(d)

INDUSTRIALS - 0.7%
Marine - 0.7%
DeepOcean Group Holding AS			106,322	3,649,609	*(b)(d)
Horizon Lines Inc., Class A Shares			758,779	303,436	*

TOTAL INDUSTRIALS				3,953,045

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			544,752	16,342	*

TOTAL COMMON STOCKS (Cost - $14,139,446)				13,089,878

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $265,000)	6.000%		10,600	$238,394

PREFERRED STOCKS - 1.6%
FINANCIALS - 1.6%
Consumer Finance - 1.1%
GMAC Capital Trust I	8.125%		216,388	5,907,392	(f)

Diversified Financial Services - 0.5%
Citigroup Capital XIII	7.875%		92,250	2,555,325	(f)

TOTAL PREFERRED STOCKS (Cost - $7,794,546)				8,462,717

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,184	338,520	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,018	157,790	*(a)

TOTAL WARRANTS (Cost - $55,657)				496,310

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $496,343,628)				528,739,228

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/14; Proceeds at maturity - $7,200,012; (Fully collateralized by U.S. government agency obligations, 1.700% due 11/21/18; Market value - $7,347,686) (Cost - $7,200,000)	0.060%	7/1/14	7,200,000	7,200,000

TOTAL INVESTMENTS - 97.8% (Cost - $503,543,628#)				535,939,228
Other Assets in Excess of Liabilities - 2.2%				12,321,470

TOTAL NET ASSETS - 100.0%				$548,260,698

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of June 30, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	—Australian Dollar
EUR	—Euro
OJSC	—Open Joint Stock Company

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$93,844,518	$1,776,768		$95,621,286
Utilities	—	21,336,713	0	*	21,336,713
Other corporate bonds & notes	—	372,934,895	—		372,934,895
Collateralized mortgage obligations	—	658,328	—		658,328
Convertible bonds & notes:
Materials	—	—	1,079,000		1,079,000
Senior loans	—	13,804,235	—		13,804,235
Sovereign bonds	—	1,017,472	—		1,017,472
Common stocks:
Consumer discretionary	$1,025,021	—	173,460		1,198,481
Energy	—	—	2,279,161		2,279,161
Health care	—	—	772,800		772,800
Industrials	303,436	—	3,649,609		3,953,045
Other common stocks	4,886,391	—	—		4,886,391
Convertible preferred stocks	238,394	—	—		238,394
Preferred stocks	8,462,717	—	—		8,462,717
Warrants	—	496,310	—		496,310

Total long-term investments	$14,915,959	$504,092,471	$9,730,798		$528,739,228

Short-term investments†	—	7,200,000	—		7,200,000

Total investments	$14,915,959	$511,292,471	$9,730,798		$535,939,228

Other financial instruments:
Futures contracts	$14,157	—	—		$14,157
Forward foreign currency contracts	—	$184,850	—		184,850

Total other financial instruments	$14,157	$184,850	—		$199,007

Total	$14,930,116	$511,477,321	$9,730,798		$536,138,235

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Centrally cleared credit default swaps on credit indices - buy protection	—	$284,402	—		$284,402

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		CORPORATE BONDS & NOTES		CONVERTIBLE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	UTILITIES	MATERIALS	TOTAL
Balance as of September 31, 2013	$1,333,513	$2,457,073	$6,650	—	$3,797,236
Accrued premiums/discounts	17,484	7,256	5,490	—	30,230
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	54,322	(79,724)	(7,480)	—	(32,882)
Purchases	371,449	357,756	212,676	$1,079,000	2,020,881
Sales	—	—	(217,336)	—	(217,336)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3(2)	—	(2,742,361)	—	—	(2,742,361)

Balance as of June 30, 2014	$1,776,768	—	$0 *	$1,079,000	$2,855,768

Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2014(2)	$54,322	—	$(212,676)	—	$(158,354)

			COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	TOTAL
Balance as of September 31, 2013	$173,460	$2,351,729	—	$3,262,872	$5,788,061
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation
(depreciation)(1)	—	(72,568)	$(514,706)	386,737	(200,537)
Purchases	—	—	1,287,506	—	1,287,506
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3(2)	—	—	—	—	—

Balance as of June 30, 2014	$173,460	$2,279,161	$772,800	$3,649,609	$6,875,030

Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2014(2)	—	$(72,568)	$(514,706)	$386,737	$(200,537)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a

Notes to Schedule of Investments (unaudited) (continued)

currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended June 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of June 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$39,867,079
Gross unrealized depreciation	(7,471,479)

Net unrealized appreciation	$32,395,600

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	216	9/14	$27,051,282	$27,037,125	$14,157

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Euro	Citibank, N.A.	6,261,911	$8,575,825	8/14/14	$146,422
Euro	Royal Bank of Scotland PLC	1,706,017	2,336,428	8/14/14	38,428

Net unrealized appreciation on open forward foreign currency contracts					$184,850

At June 30, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (Markit CDX.NA.HY.22 Index)	$ 19,463,400	6/20/19	5.000% quarterly	$ (1,691,900)	$ (1,407,498)	$ (284,402)

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2014.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts	Forward Foreign Currency Contracts	Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$14,157	—	—	$14,157
Foreign Exchange Risk	—	$184,850	—	184,850
Credit Risk	—	—	$(284,402)	(284,402)

Total	$14,157	$184,850	$(284,402)	$(85,395)

During the period ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$442,367
Futures contracts (to sell)	18,092,603
Forward foreign currency contracts (to sell)	10,707,282

Average Notional Balance
Credit default swap contracts (to buy protection)	$16,348,680

†	At June 30, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: August 21, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: August 21, 2014